SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             July 12, 2001
                                                              -------------

                              EquityAlert.com, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)



Nevada                         1-15301                    58-2377963
------                         -------                    ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia     V6J 1G1
------------------------------------------------------------     -------
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5009
                                                      --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.




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ITEM 5.  Other Events.

     At a shareholder's meeting held on July 12, 2001, a majority of the shareholders approved a change in the company's name to Innotech Corporation. The shareholders also approved an increase in the company's authorized shares of common stock, par value $0.00001, from one hundred million (100,000,000) to three hundred million (300,000,000) shares, with the par value remaining the same. Additionally, the shareholders approved a 25:1 reverse split of the company's outstanding shares of common stock, to be effective as of July 30, 2001.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EQUITYALERT.COM, INC.


                                               By:  /s/ Bhupinder Mann
                                                    ------------------
                                                    Bill Mann, President & CEO,
                                                    Director

Date: July 19, 2001



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